UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 20, 2022(January 13, 2022)

Gelesis Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39362	84-4730610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Boylston Street, Suite 6102, Boston, MA 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 456-4718

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GLS	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	GLS WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On January 13, 2021 (the “Closing Date”), Capstar Special Purpose Acquisition Corp., a Delaware corporation and our predecessor company (“CPSR”), consummated the previously announced business combination (the “Business Combination”), pursuant to the terms of the Business Combination Agreement, dated as of July 19, 2021 (as amended on November 8, 2021 and December 30, 2021, the “Business Combination Agreement”), by and among CPSR, CPSR Gelesis Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of CPSR (“Merger Sub”), and Gelesis, Inc., a Delaware corporation (together with its consolidated subsidiaries, “Old Gelesis”).

Pursuant to the Business Combination Agreement, on the Closing Date, (i) Merger Sub merged with and into Old Gelesis (the “Merger”), with Old Gelesis as the surviving company in the Merger, and, after giving effect to such Merger, Old Gelesis became a wholly-owned subsidiary of CPSR and (ii) CPSR changed its name to “ Gelesis Holdings, Inc.” (together with its consolidated subsidiaries, “New Gelesis” or the “Company”).

In accordance with the terms and subject to the conditions of the Business Combination Agreement, at the effective time of the Merger (the “Effective Time”), based on an implied Old Gelesis equity value of $675 million, (i) each share of Old Gelesis common stock outstanding as of immediately prior to the Effective Time was exchanged for shares of the common stock, par value $0.0001 per share, of New Gelesis (“Common Stock”); (ii) all vested and unvested options of Old Gelesis were assumed by New Gelesis, to be settled or exercisable for shares of Common Stock; (iii) each outstanding warrant of Old Gelesis was assumed by New Gelesis and became a warrant to purchase shares of Common Stock; (iv) each share of Class A common stock, par value $0.0001 per share, of CPSR (“CPSR Class A Common Stock”) and each share of Class B common stock, par value $0.0001 per share, of CPSR (“CPSR Class B Common Stock”) that was issued and outstanding immediately prior to the Effective Time became one share of Common Stock following the consummation of the Business Combination; (v) each outstanding redeemable public warrant of CPSR was automatically converted into a redeemable public warrant to purchase a share of Common Stock; and (vi) each outstanding private placement warrant of CPSR was automatically converted into a private placement warrant to purchase a share of Common Stock.

As previously disclosed, concurrently with the execution of the Business Combination Agreement, on July 19, 2021, CPSR entered into subscription agreements (the “Subscription Agreements”) with certain investors (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to subscribe for and purchase, and CPSR agreed to issue and sell to the PIPE Investors, an aggregate of 9,000,000 shares of CPSR Class A Common Stock at a price of $10.00 per share, for aggregate gross proceeds of $90,000,000 (the “PIPE Financing”). The PIPE Financing was consummated concurrently with the closing of the Business Combination.

As previously disclosed, on December 13, 2021, the Company entered into a bridge financing arrangement (the “Bridge Financing”), executing convertible promissory note agreements with two existing investors in the aggregate amount of $27.0 million. These convertible promissory notes bore interest at 10.0% and were settled in cash for principal plus accrued interest on January 19, 2022.

As previously disclosed, on December 30, 2021, CPSR entered into a Backstop Agreement (the “Backstop Agreement”) with PureTech Health LLC (“PureTech”) and SSD2, LLC (“SSD2” and together with PureTech, the “Backstop Purchasers”), pursuant to which the Backstop Purchasers agreed to purchase an aggregate of up to 1,500,000 shares of CPSR Class A Common Stock immediately prior to the Closing at a cash purchase price of $10.00 per share (the “Backstop Purchase Shares”), resulting in aggregate proceeds of up to $15.0 million, which amount, when added to the proceeds from the PIPE Financing, would ensure that the Minimum Cash Condition would be satisfied. Pursuant to the terms and conditions of the Backstop Agreement, the Backstop Purchasers were obligated to purchase Backstop Purchase Shares in such number that resulted in gross proceeds to CPSR equal to the amount by which $15.0 million exceeded the available funds remaining in CPSR’s trust account following all Capstar Stockholder Redemptions (the “Available Funds”), subject to the other terms and conditions of the Backstop Agreement. Based on the number of Capstar Stockholder Redemptions, the Backstop Purchasers became obligated to purchase an aggregate 744,217 Backstop Purchase Shares for an aggregate purchase price of $7,442,170, which is the amount by which $15.0 million exceeded the Available Funds. In addition, at the closing of the sale of the Backstop Purchase Shares, CPSR issued to the Backstop Purchasers 1,983,750 shares of CPSR Class A Common Stock (the “Backstop Sponsor Shares,” and together with the Backstop Purchase Shares, the “Backstop Share”).

In addition to the above consideration, if the trading price of the Common Stock is greater than or equal to $12.50, $15.00 and $17.50, respectively, for any twenty (20) trading days within any thirty (30)-trading day period on or prior to the date that is five years following the Closing (the “Earnout Period”), the holders of Old Gelesis common stock outstanding as of immediately prior to the Effective Time, as well as holders of Old Gelesis options and warrants outstanding immediately prior to the Effective Time will be entitled to their pro rata portion of 23,483,250 restricted earn out shares of Common Stock, which will vest in equal thirds (the “Earnout Shares”), and will also vest in connection with any change of control transaction with respect to New Gelesis if the applicable thresholds are met in such change of control transaction during the Earnout Period.

Unless the context otherwise requires, “New Gelesis,” “we,” “us,” “our,” and the “Company” refer to Gelesis Holdings, Inc., a Delaware corporation, and its consolidated subsidiaries. All references herein to the “Board” refer to the board of directors of the Company. All references herein to the “Closing” refer to the closing of the transactions contemplated by the Business Combination Agreement, including the Business Combination and the PIPE Financing, and transactions contemplated by the Backstop Agreement (collectively, the “Transactions”).

Item 1.01	Entry into a Material Definitive Agreement.

Amended and Restated Registration and Stockholder Rights Agreement

On the Closing Date, New Gelesis, Capstar Sponsor Group, LLC, a Delaware limited liability company (“Sponsor”), certain former directors of CPSR (the “Director Holders”) and certain former stockholders of Old Gelesis (the “Old Gelesis Holders” and, collectively with Sponsor and the Director Holders, the “Holders”) entered into an Amended and Restated Registration and Stockholder Rights Agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Holders agreed not to effect any sale or distribution of any equity securities of New Gelesis held by any of them during the lock-up period described below and New Gelesis agreed to register for resale, pursuant to Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), certain shares of Common Stock and other equity securities of New Gelesis that are held by the parties thereto from time to time.

In particular, the Registration Rights Agreement provides for the following registration rights:

•	Shelf registration rights. No later than 30 calendar days following the Closing Date, New Gelesis is required to file a shelf registration statement pursuant to Rule 415 of the Securities Act covering resale of all the Holders’ registrable securities on a delayed or continuous basis and use commercially reasonable efforts to have such shelf registration statement declared effective as soon as practicable after the filing thereof. Subject to any applicable lock-up restrictions, at any time New Gelesis has an effective shelf registration statement on file with the Securities and Exchange Commission (the “SEC”), Sponsor and any Old Gelesis Holder may make a written request to effect a public offering, including pursuant to an underwritten shelf takedown, to sell all or any portion of their registrable securities; provided that New Gelesis is only obligated to effect any such underwritten shelf takedown if the total offering price for the registrable securities to be sold is reasonably expected to exceed, in the aggregate, at least $20 million, and New Gelesis is not required to effect more than one underwritten shelf takedown in any six-month period.

•	Piggyback registration rights. Subject to certain exceptions and any applicable lock-up restrictions, in connection with any public offering pursuant to an underwritten shelf takedown by New Gelesis (whether pursuant to the exercise of a Holder’s demand rights under the Registration Rights Agreement or at the initiative of New Gelesis with respect to an offering for its own account), other than with respect to certain registered primary offerings of the Company as more fully described in the Registration Rights Agreement, the Holders are entitled to include their registrable securities in such offering.

•	Expenses and indemnification. All fees, costs and expenses of underwritten registrations will be borne by New Gelesis and incremental selling expenses, including underwriting discounts and selling commissions, brokerage fees, underwriting marketing costs and, subject to certain exceptions, all fees and expenses of legal counsel, will be borne by the Holders of the registrable securities being registered. The Registration Rights Agreement contains cross-indemnification provisions under which New Gelesis is obligated to indemnify Holders of registrable securities in the event of any untrue or alleged untrue statement of material fact in any registration statement or prospectus covering registrable securities pursuant to the Registration Rights Agreement or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent such untrue statement or omission was furnished in writing by such Holder, and Holders of registrable securities are obligated to indemnify New Gelesis for any such untrue or alleged untrue statements of material fact or any such omissions or alleged omissions of material fact to the extent such untrue statement is contained in or such omission is not contained in any information or affidavit furnished in writing by or on behalf of such Holder.

•	Registrable securities. A security shall cease to be a registrable security under the Registration Rights Agreement upon the earliest of:

•	a registration statement with respect to the sale of such security shall have become effective under the Securities Act and such security shall have been sold, transferred, disposed of or exchanged in accordance with such registration statement by the applicable Holder; or

•	(a) such security shall have been otherwise transferred or been sold pursuant to Rule 144 (or any successor rule promulgated thereafter by the SEC) under the Securities Act (“Rule 144”), (b) a new certificated or uncertificated security not bearing (or book-entry positions not subject to) a legend restricting further transfer shall have been delivered by New Gelesis, (c) such security shall have ceased to be outstanding, (d) such security is eligible to be resold without regard to volume, public information, manner of sale or similar requirements of Rule 144, (e) the resale of such security is not prohibited by the lock-up described below, or (f) such security has been sold without registration pursuant to Section 4(a)(1) of the Securities Act or Rule 145 under the Securities Act.

•	Lock-up. Notwithstanding the foregoing, each Holder may not transfer any shares of Common Stock or any other equity securities convertible into or exercisable or exchangeable for shares of Common Stock held by the Holders immediately following the Closing or any shares of Common Stock issued with respect to equity awards on or after the Closing as permitted under the Registration Rights Agreement during the period (i) with respect to the Sponsor, beginning on the Closing Date and ending on the date that is the twelve (12) month anniversary of the Closing Date, provided that this lock-up period will immediately expire if the closing sale price of the Common Stock is greater than or equal to $12.00 for any 20 trading days within any 30-trading day period following the 150th day after the Closing Date; and (ii) with respect to each other Holder, the period beginning on the Closing Date and ending on the date that is 180 days after the Closing Date, subject to certain customary exceptions and for transfers to certain permitted transferees.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K (“Current Report”) and is incorporated herein by reference.

Indemnification Agreements

In connection with the Business Combination, New Gelesis entered into indemnification agreements with its directors and executive officers as of the Closing Date. Each indemnification agreement provides for indemnification and advancements by New Gelesis of certain expenses and costs relating to claims, suits or proceedings arising from each individual’s service to New Gelesis or, at our request, service to other entities, as an director, manager, partner, officer, employee, agent or trustee, as applicable, to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, forms of which are filed as Exhibits 10.12 and 10.13 to this Current Report and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth under “Introductory Note” above is incorporated in this Item 2.01 by reference.

On January 11, 2022, CPSR held a special meeting of stockholders (the “Special Meeting”) at which the stockholders of CPSR considered and approved, among other matters, a proposal to adopt the Business Combination Agreement. On the Closing Date, the parties to the Business Combination Agreement consummated the Transactions.

Prior to the Special Meeting, holders of 26,844,777 shares of CPSR Class A Common Stock exercised their right to redeem such shares for cash at a price of approximately 10.00 per share for aggregate payments of $268,646,943.23. At the Closing, (i) an aggregate of 755,223 shares of CPSR Class A Common Stock and 4,916,250 shares of CPSR Class B Common Stock were exchanged for an equivalent number of shares of Common Stock; (ii) an aggregate of 54,814,847 shares of Common Stock were issued in exchange for shares of common stock, par value $0.0001 per share, of Old Gelesis (“Old Gelesis Common Stock”) outstanding as of immediately prior to the Effective Time; (iii) an aggregate of 9,000,000 shares of Common Stock were issued to the PIPE Investors in connection with the PIPE Financing; (iv) an aggregate of 2,727,967 shares of Common Stock were issued to the Backstop Purchasers; and (v) the Company had an earnout obligation pursuant to which it may be required to issue up to 23,482,845 shares of Common Stock. Moreover, at the Closing, (i) each outstanding redeemable public warrant of CPSR, each outstanding private placement warrant of CPSR and each outstanding warrant of Old Gelesis became a warrant to purchase shares of Common Stock and (ii) each vested and unvested option of Old Gelesis outstanding as of immediately prior to the Effective Time was assumed by New Gelesis, to be settled or exercisable for shares of Common Stock, based on an implied Old Gelesis equity value of $675 million. Immediately after giving effect to the Transactions, there were 72,214,287 shares of Common Stock outstanding and 13,486,708 shares of Common Stock subject to outstanding equity awards. After the Closing Date, CPSR Class A Common Stock ceased trading on the New York Stock Exchange (“NYSE”), and shares of New Gelesis Common Stock and the New Gelesis public warrants began trading on the New York Stock Exchange under the symbol “GLS” and “GLS WS”, respectively, on January 14, 2022.

The material terms and conditions of the Business Combination Agreement and its related agreements are described on pages 87 to 103 of CPSR’s final prospectus and definitive proxy statement, dated December 27, 2021 (the “Proxy Statement/Prospectus”) and filed with the SEC, under the headings titled “Business Combination Proposal — The Business Combination Agreement” and “Business— Combination Proposal-Related Agreements”, each of which is incorporated herein by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as CPSR was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company, as the successor registrant to CPSR following the consummation of the Business Combination, is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company as the combined company after the consummation of the Business Combination unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report and in the documents incorporated herein by reference may constitute “forward-looking statements” within the meaning of the federal securities laws. The words “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that statement is not forward looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future, including those relating to the Transactions and their expected benefits, New Gelesis’ performance following the Transactions, the competitive environment in which Gelesis operates, the expected future operating and financial performance and market opportunities of Gelesis and statements regarding Gelesis’ expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and New Gelesis assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. New Gelesis gives no assurance that any expectations set forth in this Current Report will be achieved. Various risks and uncertainties (some of which are beyond our control) or other factors could cause actual future results, performance or events to differ materially from those described herein. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in the Proxy Statement/Prospectus beginning on page 35. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

Business

The businesses of Old Gelesis and CPSR prior to the Business Combination are described in the Proxy Statement/Prospectus in the sections titled “Information About CPSR” and “Information About Gelesis” beginning on pages 171 and 182, respectively, and that information is incorporated herein by reference.

Risk Factors

The risk factors related to our business and operations and the Transactions are set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 35 and are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The disclosure contained in the Proxy Statement/Prospectus in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Gelesis” beginning on page 211 is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

The disclosure contained in the Proxy Statement/Prospectus in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Gelesis — Quantitative and Qualitative Disclosures About Market Risk” beginning on page 235 is incorporated herein by reference.

Properties

Our principal executive offices are located at 501 Boylston Street, Suite 6102, Boston, MA 02116. We also operate manufacturing and research and development facilities in Italy, including a 51,000 square foot facility, as well as approximately 12 acres of land, where we have initiated construction of an additional 207,000 square foot facility. Both facilities are near the Town of Lecce in the Puglia region of Italy.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of Common Stock immediately following consummation of the Transactions by:

•	each person known to be the beneficial owner of more than 5% of New Gelesis’ outstanding Common Stock immediately following the consummation of the Transactions;

•	each of New Gelesis’ executive officers and directors; and

•	all executive officers and directors of New Gelesis as a group following the consummation of the Transactions.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of stock options, within 60 days. Shares subject to options that are currently exercisable or exercisable within 60 days of the Closing Date are considered outstanding and beneficially owned by the person holding such options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, New Gelesis believes that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise noted, the business address of each of the directors and executive officers of New Gelesis is 501 Boylston Street, Suite 6102, Boston, MA 02116. The percentage of beneficial ownership of New Gelesis is calculated based on 72,214,287 shares of Common Stock outstanding immediately after giving effect to the Transactions.

Name and Address of Beneficial Owner	Number of Shares	%
Directors and Officers:
Yishai Zohar(1)	2,686,467	3.6%
David Pass(2)	1,096,956	1.5%
Elliot Maltz(3)	365,034	*
Harry L. Leider(4)	668,366	*
Elaine Chiquette(5)	654,110	*
Alessandro Sannino(6)	2,161,843	2.9%
David Abraham(7)	37,799	*
Raju Kucherlapati	15,000
Dominic Perks	—
Alison Bauerlein(8)	40,319	*
Jane Wildman(9)	57,600	*
Kathryn Cavanaugh	12,825	*
Paul Fonteyne(10)	181,441	*
Clayton Christopher(11)	—
All Directors and Executive Officers as a group (13 individuals)	7,977,760	9.94%
Five Percent Holders:
PureTech Health LLC(12)	17,099,310	23.6%
SSD2 LLC(13)	13,405,732	18.22%
HPSO SPV Limited(14)	12,181,993	16.9%
Capstar Sponsor Group, LLC(15)	12,391,362	15.5%
R. Steven Hicks(15)	12,391,362	15.5%

(1)	Consists of 465,121 shares of Common Stock issued to Mr. Zohar in exchange for outstanding pre-Closing shares of Old Gelesis and options to purchase up to 2,221,346 shares of Common Stock which have vested or which will vest within 60 days of the Closing Date Stock issued to Mr. Zohar in exchange for outstanding pre-Closing options of Old Gelesis.

(2)	Consists of options to purchase up to 1,096,956 shares of Common Stock which have vested or which will vest within 60 days of the Closing Date issued to Mr. Pass in exchange for outstanding pre-Closing options of Old Gelesis.

(3)	Consists of options to purchase up to 365,034 shares of Common Stock which have vested or which will vest within 60 days of the Closing Date issued to Mr. Maltz in exchange for outstanding pre-Closing options of Old Gelesis.

(4)	Consists of options to purchase up to 668,366 shares of Common Stock which have vested or which will vest within 60 days of the Closing Date issued to Mr. Leider in exchange for outstanding pre-Closing options of Old Gelesis.

(5)	Consists of options to purchase up to 654,110 shares of Common Stock which have vested or which will vest within 60 days of the Closing Date issued to Ms. Chiquette in exchange for outstanding pre-Closing options of Old Gelesis.

(6)	Consists of 138,177 shares of Common Stock issued to Mr. Sannino in exchange for outstanding pre-Closing shares of Old Gelesis Common Stock at the Closing, 623,727 shares of Common Stock issued to One S.r.l. (“One”), an entity in which our subsidiary, Gelesis, Inc., holds a 10% equity interest, in exchange for outstanding pre-Closing shares of Old Gelesis Common Stock at the Closing, options to purchase up to 425,733 shares of Common Stock which have vested or which will vest within 60 days of the Closing Date issued to Mr. Sannino in exchange for outstanding pre-Closing options of Old Gelesis and warrants to purchase up to 974,206 shares of Common Stock issued to Mr. Sannino in exchange for outstanding pre-Closing warrants of Old Gelesis. Mr. Sannino is a co-founder of One and may be deemed to have shared beneficial ownership of the shares held directly by One. Mr. Sannino disclaims beneficial ownership over the shares beneficially owned by One, except to the extent of any pecuniary interest.

(7)	Consists of options to purchase up to 37,799 shares of Common Stock which have vested or which will vest within 60 days of the Closing Date issued to Mr. Abraham in exchange for outstanding pre-Closing options of Old Gelesis.

(8)	Consists of options to purchase up to 40,319 shares of Common Stock which have vested or which will vest within 60 days of the Closing Date issued to Ms. Bauerlein in exchange for outstanding pre-Closing options of Old Gelesis.

(9)	Consists options to purchase up to 57,600 shares of Common Stock which have vested or which will vest within 60 days of the Closing Date issued to Ms. Wildman in exchange for outstanding pre-Closing options of Old Gelesis.

(10)	Consists of options to purchase 181,441 shares of Common Stock which have vested or which will vest within 60 days of the Closing Date issued to Mr. Fonteyne in exchange for outstanding pre-Closing options of Old Gelesis.

(11)	Consists of 461,498 shares of Common Stock issued to Mr. Christopher in exchange for outstanding pre-Closing shares of CPSR Class B Common Stock and warrants to purchase up to 752,000 shares of Common Stock issued to Mr. Christopher in exchange for outstanding pre-Closing warrants of CPSR.

(12)	Consists of 17,099,310 shares of Common Stock, including 1,500,000 shares of Common Stock issued in exchange for outstanding pre-Closing shares of CPSR Class A Common Stock purchased by PureTech Health LLC in the PIPE Financing and 1,818,645 shares of Common Stock issued in exchange for outstanding pre-Closing shares of CPSR Class A Common Stock to PureTech Health LLC in connection with the Backstop Agreement, warrants to purchase up to 216,208 shares of Common Stock in exchange for outstanding pre-Closing warrants of CPSR and options to purchase up to 155,520 shares of Common Stock which have vested or which will vest within 60 days of the Closing Date issued to PureTech Health LLC in exchange for outstanding pre-Closing options of Old Gelesis. Voting and investment power over the shares held by PureTech Health LLC is exercised by its parent entity, PureTech Health plc. The board of directors of PureTech Health plc consists of Dr. Bharatt Chowrira, Dr. Raju Kucherlapati, Dr. John LaMattina, Dr. Robert Langer, Ms. Kiran Mazumdar-Shaw, Dame Marjorie Scardino, Mr. Christopher Viehbacher and Ms. Daphne Zohar. None of the members of the board of directors of PureTech Health plc or PureTech Health LLC has individual voting or investment power with respect to such shares. The address for PureTech Health LLC and the individuals listed above is c/o PureTech Health LLC, 6 Tide Street, Boston, Massachusetts 02210.

(13)	Consists of 13,405,732 shares of Common Stock, including 1,200,000 shares of Common Stock issued in exchange for outstanding pre-Closing shares of CPSR Class A Common Stock purchased by KLP Enterprises LLC in the PIPE Financing and 909,322 shares of Common Stock issued in exchange for outstanding pre-Closing shares of CPSR Class A Common Stock issued to SSD2 LLC in connection with the Backstop Agreement, warrants to purchase up to 1,297,266 shares of Common Stock issued in exchange for outstanding pre-Closing warrants of CPSR and options to purchase up to 51,840 shares of Common Stock which have vested or which will vest within 60 days of the Closing Date issued to SSD2 LLC in exchange for outstanding pre-Closing options of Old Gelesis. Elon S. Boms and Andrew D. Wingate are co-managers of Bomsmaster LLC, which is the sole member of SSD2 LLC. Bomsmaster LLC is controlled by KLP Enterprises LLC. Mr. Wingate is the sole manager of KLP Enterprises LLC. Bomsmaster LLC, KLP Enterprises LLC, Mr. Boms and Mr. Wingate may each be deemed to share voting and dispositive power over the shares. Each of them disclaims beneficial ownership over the shares, except to the extent of any pecuniary interest therein. The address for each of these persons is 195 Church Street, 15th Floor, New Haven, Connecticut 06510. SSD2 LLC and the KLP Enterprises LLC may be deemed to be members of a "group," within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, comprised of the SSD2 LLC and the KLP Enterprises LLC.

(14)	Consists of 12,181,993 shares of Common Stock held by HPSO SPV Limited (“HPSO SPV”). HPSO SPV, organized as a Guernsey limited company, is a wholly owned subsidiary of HP Special Opportunities Fund I LP, which is managed by Hambro Perks Asset Management Limited, a Guernsey limited company (the “Manager”). The Manager exercises exclusive voting and dispositive power over the shares held by HPSO SPV. The Manager disclaims beneficial ownership of these shares except to the extent of its pecuniary interest in HPSO SPV. The business address of HPSO SPV and of the Manager is Sarnia House, Le Truchot, St. Peter Port, Guernsey GY1 4NA. Dominic Perks, a member of our board of directors, is the founder and Chief Executive Officer of Hambro Perks Limited, which is the limited partner of HP Special Opportunities Fund I LP, which in turn, owns 100% of the shares of HPSO SPV. Mr. Perks disclaims beneficial ownership interest of the securities held by HP Special Opportunities Fund I LP and HPSO SPV except to the extent of his pecuniary interest therein, if any.

(15)	Consists of shares of Common Stock issued to Capstar Sponsor Group, LLC (the “Sponsor”) in exchange for 4,871,362 outstanding pre-Closing shares of CPSR Class B Common Stock and warrants to purchase up to 7,520,000 shares of Common Stock issued to the Sponsor in exchange for outstanding pre-Closing private placement warrants of CPSR. The shares are held directly by the Sponsor and indirectly by R. Steven Hicks as a manager of the Sponsor. As the manager of the Sponsor, Mr. Hicks shares voting and investment discretion with respect to shares held by the Sponsor and may be deemed to have shared beneficial ownership of the shares held directly by the Sponsor.

Directors and Executive Officers

New Gelesis’ directors and executive officers after the consummation of the Transactions are described in the Proxy Statement/Prospectus in the section titled “Management of New Gelesis Following the Business Combination” beginning on page 247 and that information is incorporated herein by reference.

Independence of our Board of Directors

Information with respect to the independence of New Gelesis’ directors is set forth in the Proxy Statement/Prospectus in the section titled “Management of New Gelesis Following the Business Combination — Director Independence” beginning on page 252 and that information is incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the composition of the committees of the Board immediately after the Closing is set forth in the Proxy Statement/Prospectus in the section titled “Management of New Gelesis Following the Business Combination —Committees of the Board of Directors” beginning on page 252 and that information is incorporated herein by reference.

Executive Compensation

A description of the compensation of the named executive officers of Old Gelesis and the compensation of the executive officers of CPSR before the consummation of the Transactions is set forth in the Proxy Statement/Prospectus in the section titled “Executive Compensation” beginning on page 236 and that information is incorporated herein by reference.

At the Special Meeting, the CPSR stockholders approved the Equity Incentive Plan (as defined below). The summary of the Equity Incentive Plan is set forth in the Proxy Statement/Prospectus in the section titled “Equity Incentive Plan Proposal” beginning on page 139 and that information is incorporated herein by reference. A copy of the full text of the Equity Incentive Plan which is filed as Exhibit 10.3 to this Current Report and is incorporated herein by reference.

Director Compensation

A description of the compensation of the directors of CPSR before the consummation of the Transactions is set forth in the Proxy Statement/Prospectus in the section titled “Executive Compensation — Executive Compensation — CPSR” beginning on page 236 and that information is incorporated herein by reference.

A description of the compensation of the non-employee directors of Old Gelesis before the consummation of the Transactions is set forth in the Proxy Statement/Prospectus in the section titled “Director Compensation” beginning on page 246 and that information is incorporated herein by reference.

Certain Relationships and Related Person Transactions

Certain relationships and related person transactions are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Person Transactions” beginning on page 260 and that information is incorporated herein by reference.

Legal Proceedings

Information about legal proceedings is set forth in the Proxy Statement/Prospectus in the sections titled “Information about CPSR — Legal Proceedings” beginning on page 175 and “Information about Gelesis— Legal Proceedings” beginning on page 210 and that information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Shares of New Gelesis’ Common Stock and New Gelesis’ public warrants began trading on the New York Stock Exchange under the symbol “GLS” and “GLS WS”, respectively, on January 14, 2022.

The Company has not paid any cash dividends on shares of its Common Stock and does not anticipate paying any cash dividends in the foreseeable future. Any decision to declare and pay dividends in the future will be made at the sole discretion of the Board and will depend on, among other things, the Company’s results of operations, cash requirements, financial condition, contractual restrictions and other factors that the Board may deem relevant.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report concerning the issuance and sale of certain unregistered securities, which is incorporated herein by reference.

Description of New Gelesis’ Securities

The description of New Gelesis’ securities is contained in the Proxy Statement/Prospectus in the section titled “Description of New Gelesis Securities” beginning on page 273 and that information is incorporated herein by reference.

Indemnification of Directors and Officers

In connection with the Business Combination, New Gelesis entered into indemnification agreements with each of its directors and executive officers as of the Closing Date. The description of the indemnification agreements set forth above under Item 1.01 of this Current Report is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth in Item 9.01 of this Report concerning the financial statements of New Gelesis.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Report is incorporated herein by reference.

Financial Statements and Exhibits

The information set forth under Item 9.01 of this Current Report is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Concurrently with the execution of the Business Combination Agreement and as described under “Introductory Note” above, CPSR entered into Subscription Agreements with each of the PIPE Investors, pursuant to which, at the Closing, the PIPE Investors subscribed for and purchased an aggregate of 9,000,000 shares of CPSR Class A Common Stock at a price of $10.00 per share for aggregate gross proceeds of $90,000,000. The shares of CPSR Class A Common Stock issued pursuant to the Subscription Agreements (the “PIPE Financing Shares”) were not registered under the Securities Act and were issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act. Pursuant to the Subscription Agreements, we agreed that within 45 calendar days after the Closing Date, we will file with the SEC (at our sole cost and expense) a registration statement (the “Resale Registration Statement”) registering the resale of the PIPE Financing Shares. We will use our commercially reasonable efforts to have the Resale Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) 60 calendar days (or 90 calendar days if the SEC notifies us that it will review the Resale Registration Statement) following the filing thereof and (ii) ten business days after we are notified by the SEC that the Resale Registration Statement will not be reviewed or will not be subject to further review. We agreed to cause such Resale Registration Statement, or another shelf registration statement that includes the PIPE Financing Shares, to remain effective until the earliest of (x) the fourth anniversary of the Closing, (y) the date on which no PIPE Investor holds PIPE Financing Shares or (z) the first date on which each PIPE Investor is able to sell all of its PIPE Financing Shares under Rule 144 within 90 days without limitation as to the manner of sale or the amount of such securities that may be sold and without the requirement for us to be in compliance with the current public information required under Rule 144(c)(i) (or Rule 144(i)(2), if applicable). The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions thereof, the form of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

As described under “Introductory Note” above, as previously disclosed, on December 30, 2021, CPSR entered into the Backstop Agreement with the Backstop Purchasers, pursuant to which the Backstop Purchasers agreed to purchase an aggregate of up to 1,500,000 Backstop Purchase Shares, resulting in aggregate proceeds of up to $15.0 million, which amount, when added to the proceeds from the PIPE Financing, would ensure that the Minimum Cash Condition would be satisfied. Pursuant to the terms and conditions of the Backstop Agreement, the Backstop Purchasers were obligated to purchase Backstop Purchase Shares in such number that resulted in gross proceeds to CPSR equal to the amount by which $15.0 million exceeded the Available Funds remaining in CPSR’s trust account following all Capstar Stockholder Redemptions, subject to the other terms and conditions of the Backstop Agreement. Based on the number of Capstar Stockholder Redemptions, the Backstop Purchasers became obligated to purchase an aggregate of 744,217 Backstop Purchase Shares for an aggregate purchase price of $7,442,170, which is the amount by which $15.0 million exceeded the Available Funds. In addition, at the closing of the sale of the Backstop Purchase Shares, CPSR issued to the Backstop Purchasers 1,983,750 Backstop Sponsor Shares. The Backstop Shares issued pursuant to the Backstop Agreement were not registered under the Securities Act and were issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act.

Item 3.03.	Material Modification to Rights of Security Holders.

At the Special Meeting, the CPSR stockholders considered and approved, among other things, the amendment and restatement of CPSR’s amended and restated certificate of incorporation as described in the Proxy Statement/Prospectus under the section titled “Charter Amendment Proposal” beginning on page 130, which is incorporated herein by reference. In connection with the consummation of the Transactions, CPSR changed its name to “Gelesis Holdings, Inc.” and adopted an amended and restated certificate of incorporation (the “Restated Charter”), which became effective upon filing with the Secretary of State of the State of Delaware on January 13, 2022.

The description of the Restated Charter and the general effect of the Restated Charter upon the rights of the holders of New Gelesis’ Common Stock is included in the Proxy Statement/Prospectus in the sections titled “Comparison of Corporate Governance and Stockholder Rights” beginning on page 263 and “Description of New Gelesis Securities,” beginning on page 273 which are incorporated herein by reference.

Upon the consummation of the Transaction, New Gelesis adopted amended and restated bylaws (the “Restated Bylaws”) to be consistent with the Restated Charter and to make certain other changes that the Board deemed appropriate for a public operating company.

This summary is qualified in its entirety by reference to the text of New Gelesis’ Restated Charter and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report and are incorporated herein by reference.

In accordance with Rule 12g-3(a) under the Exchange Act, New Gelesis is the successor issuer to CPSR and has succeeded to the attributes of CPSR as the registrant. In addition, the shares of Common Stock of New Gelesis, as the successor to CPSR, are deemed to be registered under Section 12(b) of the Exchange Act. Holders of uncertificated shares of CPSR Class A Common Stock and CPSR Class B Common Stock prior to the Closing have continued as holders of shares of uncertificated shares of New Gelesis’ Common Stock. After consummation of the Transactions, the New Gelesis Common Stock was listed on the NYSE under the symbol “GLS”, and the CUSIP number relating to the New Gelesis Common Stock was changed to CUSIP: 36850R 204, and the New Gelesis public warrants were listed on the NYSE under the symbol “GLS WS”, and the CUSIP number relating to the New Gelesis public warrants was changed to 36850R 113. Holders of CPSR’s shares who have filed reports under the Exchange Act with respect to those shares should indicate in their next filing, or any amendment to a prior filing, filed on or after the Closing Date that New Gelesis is the successor to CPSR.

Item 5.01.	Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Business Combination Proposal — The Business Combination Agreement,” beginning on page 87, which is incorporated herein by reference. Further reference is made to the information set forth under “Introductory Note” above and in the section titled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 to this Current Report, which is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment and Departure of Directors and Officers

Effective upon the Closing, and in accordance with the terms of the Business Combination Agreement, each of Rodrigo de la Torre, Kathryn Cavanaugh, John Ghiselli and James Whittenburg ceased serving as a director of CPSR and each of R. Steven Hicks ceased serving as an executive officer of CPSR.

The following persons are serving as executive officers and directors of the Company following the Closing. For biographical information concerning such executive officers and directors, the committees of the board of directors to which the new directors have been appointed and other information concerning the Company’s executive officers and directors, see the disclosure in the Proxy Statement/Prospectus in the section titled “Management of New Gelesis Following the Business Combination,” beginning on page 247, which is incorporated herein by reference.

Name	Position
Yishai Zohar(1)	President, Chief Executive Officer, Class III
Director and Co-Inventor
David Pass, Pharm.D.	Chief Operating Officer and Chief Commercial Officer
Elliot Maltz, CPA	Chief Financial Officer and Treasurer
Harry L. Leider, M.D., M.B.A, FACPE	Chief Medical Officer
Elaine Chiquette, Pharm.D.	Chief Scientific Officer
Alessandro Sannino, Ph.D.	Co-Inventor & Lead Project Scientist
David Abraham	General Counsel, Chief Compliance Officer and Corporate Secretary
Alison Bauerlein	Class I Director
Dominic Perks	Class I Director
Kathryn Cavanaugh	Class II Director
Clayton Christopher	Class II Director
Paul Fonteyne	Class II Director
Raju Kucherlapati, Ph.D.	Class III Director
Jane Wildman	Class III Director

The information set forth in the section titled “Certain Relationships and Related Person Transactions” in the Proxy Statement/Prospectus beginning on page 260 is incorporated herein by reference.

Gelesis Holdings, Inc. 2021 Equity Incentive Plan

At the Special Meeting, the CPSR stockholders considered and approved the Gelesis Holdings, Inc. 2021 Equity Incentive Plan (the “Equity Incentive Plan”). The Equity Incentive Plan allows the Company to grant stock options, restricted stock unit awards and other awards to officers, employees, directors and consultants. The Board believes that the ability to grant options and other equity-based awards will allow the Company to utilize a broad array of equity incentives and performance-based cash incentives in order to secure and retain the services of its employees, directors and consultants, and to provide long-term incentives that align the interests of its employees, directors and consultants with the Company’s interests.

The Company has initially reserved 9,583,570 shares of Common Stock for the issuance of awards under the Equity Incentive Plan. The Equity Incentive Plan provides that the number of shares reserved and available for issuance under the Equity Incentive Plan will automatically increase each January 1, beginning on January 1, 2023, by 4.0% of the number of shares of common stock of the Company issued and outstanding on the immediately preceding December 31 or such lesser number of shares as determined by the Board’s compensation committee. This limit is subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization . The maximum aggregate number of shares which may be issued under the Equity Incentive Plan pursuant to incentive stock options is 14,000,000 shares, which amount is cumulatively increased on each January 1, beginning on January 1, 2023, by the lesser of the Annual Increase or 20,000,000 shares. These limits are subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.

A more complete summary of the terms of the Equity Incentive Plan is set forth in the Proxy Statement/Prospectus in the section titled “Equity Incentive Plan Proposal” beginning on page 139. That summary and the foregoing description of the Equity Incentive Plan do not purport to be complete and are qualified in their entirety by reference to the text of the Equity Incentive Plan, which is filed as Exhibit 10.3 to this Current Report and incorporated herein by reference.

Employment Agreements

The Company is party to employment agreements with Yishai Zohar, its President and Chief Executive Officer, David Pass, its Chief Operating Officer and Chief Commercial Officer, an Elliot Maltz, its Chief Financial Officer and Treasurer. A description of the material terms of these agreements with Mr. Zohar, Mr. Pass and Mr. Maltz are described in the section titled “Executive Compensation — Executive Compensation — Gelesis—Narrative Disclosure to the Summary Compensation Table — Employment Agreements” in the Proxy Statement/Prospectus beginning on page 238 and that description is incorporated herein by reference.

The employment agreements with each of Mr. Zohar, Mr. Pass and Mr. Maltz are filed as Exhibits 10.5, 10.6 and 10.7, respectively, to this Current Report and incorporated herein by reference.

Indemnification Agreements

As of the Closing Date, the Company entered into indemnification agreements with each of its directors and executive officers. The description of the indemnification agreements set forth above under Item 1.01 of this Current Report is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report is incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On January 19, 2022, New Gelesis adopted a new Code of Business Conduct and Ethics to apply following the consummation of the Business Combination. A copy of the new Code of Business Conduct and Ethics is included as Exhibits 14.1 to this Report and incorporated herein by reference.

Item 5.06.	Change in Shell Company Status.

As a result of the Transactions, the Company ceased to be a shell company upon the Closing. The material terms of the Transactions are described in the section titled “Business Combination Proposal” in the Proxy Statement/Prospectus beginning on page 87 and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On January 13, 2022, the Company issued a press release announcing the closing of the Merger. A copy of the press release is filed hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information contained in this Item 7.01, including Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of Old Gelesis as of December 31, 2020 and 2019, and for each of the years then ended and the related notes are included in the Proxy Statement/Prospectus beginning on page F-54 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Old Gelesis as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-108 and are incorporated herein by reference.

The audited financial statements of CPSR as of December 31, 2020 and for the period from February 14, 2020 (inception) through December 31, 2020 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-2 and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of CPSR as of September 30, 2021 and for the three months ended September 30, 2021 and 2020 and for the nine months ended September 30, 2021 and for the period from February 12, 2020 to September 30, 2020 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-28 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information as of September 30, 2021 and for the nine months ended September 30, 2021 and the period ended December 31, 2020 and the related notes are attached hereto as Exhibit 99.2 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
2.1+	Business Combination Agreement, dated as of July 19, 2021, by and among Capstar Special Purpose Acquisition Corp., CPSR Gelesis Merger Sub, Inc. and Gelesis, Inc. (incorporated by reference to Annex A to the Proxy Statement/Prospectus filed by the Company on December 27, 2021).
2.2	Amendment to Business Combination Agreement, dated as of November 8, 2021, by and among Capstar Special Purpose Acquisition Corp., CPSR Gelesis Merger Sub, Inc. and Gelesis, Inc. (incorporated by reference to Annex A-1 to the Proxy Statement/Prospectus filed by the Company on December 27, 2021)
2.3	Second Amendment to Business Combination Agreement, dated as of December 30, 2021, by and among Capstar Special Purpose Acquisition Corp., CPSR Gelesis Merger Sub, Inc. and Gelesis, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on January 3, 2022).
3.1*	Amended and Restated Certificate of Incorporation of Gelesis Holdings, Inc.
3.2*	Amended and Restated Bylaws of Gelesis Holdings, Inc.
4.1	Warrant Agreement, dated July 1, 2020, between the Company and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Capstar Special Purpose Acquisition Corp. on July 8, 2020).
10.1	Form of Subscription Agreement (incorporated by reference to Exhibit B to Annex A to the Proxy Statement/Prospectus filed by the Company on December 27, 2021).
10.2*+	Amended and Restated Registration and Stockholder Rights Agreement, dated January 13, 2021, by and among the Company and the stockholders party thereto
10.3*†	Gelesis Holdings, Inc. 2021 Stock Option and Incentive Plan
10.4†	2016 Gelesis, Inc. Stock Option and Grant Plan (incorporated by reference to Exhibit 10.6 to the Registration Statement on Form S-4 filed by the Company on August 10, 2021)
10.5*†	Employment Agreement, dated as of July 16, 2021, by and between Gelesis Holdings, Inc. and Yishai Zohar
10.6*†	Employment Agreement, dated as of July 27, 2021, by and between Gelesis Holdings, Inc. and David Pass
10.7*†	Employment Agreement, dated as of July 19, 2021, by and between Gelesis Holdings, Inc. and Elliot Maltz
10.8^	Royalty Assignment Agreement, dated as of December 18, 2009, by and among PureTech Ventures, LLC, Gelesis, Inc. and Gelesis LP (incorporated by reference to Exhibit 10.7 to the Registration Statement on Form S-4/A filed by the Company on October 5, 2021)
10.9^	Second Amended and Restated Supply and Distribution Agreement, dated July 1, 2021, by and between Roman Health Pharmacy LLC and Gelesis Inc. (incorporated by reference to Exhibit 10.8 to the Registration Statement on Form S-4/A filed by the Company on October 5, 2021)
10.10^	Pharmaceutical Distribution Agreement, dated as of Feb 12, 2020, between Gelesis, Inc. and Specialty Medical Drugstore, LLC (d/b/a GoGoMeds) (incorporated by reference to Exhibit 10.9 to the Registration Statement on Form S-4/A filed by the Company on October 5, 2021)
10.11^	License, Collaboration and Supply Agreement, dated June 18, 2020, by and between Gelesis Inc. and CMS Bridging DMCC (incorporated by reference to Exhibit 10.10 to the Registration Statement on Form S-4/A filed by the Company on October 5, 2021).

10.12*	Form of Director Indemnification Agreement
10.13*	Form of Officer Indemnification Agreement
14.1*	Code of Business Conduct and Ethics
21.1*	List of Subsidiaries
99.1*	Press Release dated January 13, 2022
99.2*	Unaudited pro forma condensed combined financial information of the Company as of September 30, 2021 and for the nine months ended September 30, 2021 and the period ended December 31, 2020
104	Cover page interactive data file (embedded within the iXBRL document)

*	Filed herewith.

+	Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

†	Indicates a management contract or compensatory plan, contract or arrangement.

^	Certain confidential portions (indicated by brackets and asterisks) have been omitted from this exhibit.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 20, 2022	THERAPEUTICS ACQUISITION CORP.

	By:	/s/ Elliot Maltz
	Name:	Elliot Maltz
	Title:	Chief Financial Officer